EXHIBIT 10.5 - AGREEMENT AND PLAN OF ACQUISITION BETWEEN
AUXER INDUSTRIES, INC. AND UNIVERSAL FILTRATION INDUSTRIES,
INC.
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     This agreement and plan of acquisition (the
"Agreement") dated December 20, 1996, by and between
Universal Filtration\ Industries, Inc.., a New York corporation, the address of which is 16 Grace Lane, East Norwich, New York 11732, ("Universal Filtration"), and Auxer Industries, Inc., a Idaho corporation, the address of which is 230 Dayton Street, Ridgewood, New Jersey 07450 ("Auxer"
or the "Acquiring Corporation") [Universal Filtration and Auxer being herein sometimes called the "Parties" or "Constituent Corporations"].
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WHEREAS, the Parties orally agreed on February 10, 1996,
that Auxer would exchange shares of its common stock for all the issued and outstanding capital stock of Universal Filtration; and
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WHEREAS, the Parties entered into an agreement dated August
7, 1996 embodying the oral understandings; and
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WHEREAS, the Parties have agreed to modify the agreement
because certain representations of Universal relating to revenue and profitability projections have not been met;
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WHEREAS, the Parties desire to enter into a new restated
written document which will replace any and all prior oral
and written understandings between the Parties.
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NOW THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE
UNDERTAKINGS HEREINAFTER STATED, THE PARTIES AGREE AS
FOLLOWS:
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I. ACQUIRING CORPORATION; CERTIFICATE OF INCORPORATION AND
BY-LAWS; BOARD OF DIRECTORS; OFFICERS.
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1.01     Acquiring Corporation.
The corporation which shall be the acquiring corporation is
Auxer.
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1.02     Certificate of Incorporation and By-laws.
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The certificate of incorporation, as amended, and the
by-laws of Auxer as contained in Attachment "A" are in
effect at the date of the Agreement are the certificate of incorporation and the by-laws of the Acquiring Corporation until they are amended.
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1.03 Board of Directors. From the date of the Agreement
until December 31, 1999, the Auxer board of directors shall consist of not more than three directors.
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        II. STATUS AND CONVERSION OF SECURITIES
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2.01 Shares of Universal Filtration
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(a)     Universal Filtration Common Stock. All the shares of
the common stock of Universal Filtration ("Universal Filtration Shares") shall be converted into and exchanged for 1,000,000 shares of common stock, ("Auxer Shares") of Auxer ("Auxer Common Stock") valued at $.05 per share. Certificates representing 1,000,000 Auxer Shares shall be immediately delivered to the shareholders of Universal Filtration.
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(b)     Surrender and Exchange of Universal Filtration
Shares. Subject to the provisions of Paragraphs 2.01(b) and
(c), each holder of an outstanding certificate or
certificates (the "Old Certificates") therefore representing Universal Filtration Shares ("Universal Filtration Shareholder"), upon surrender thereof shall receive in exchange therefore a certificate or certificates (the "New Certificates") representing the number of whole Auxer Shares into and for which the Universal Filtration Shares therefore represented by such surrendered Old Certificates have been converted. There are no dividends due to holders of
Universal Filtration Shares. Filtration shall provide
written instructions to Auxer indicating the number of Auxer Shares and to be issued to each Universal Filtration Shareholder. Shares not surrendered shall be marked as canceled on the stock registry of the Company.
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(c)     "Current Market Price Per Share" of one share of
Auxer Common Stock shall be the average closing price of the shares of the NASD Electronic Bulletin Board for the five trading days preceding the date of the Agreement.
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(d)     "Value Per Share" of one share of Auxer Common Stock
shall be S.05 per share.
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(e)     No certificates or scrip for fractional Auxer Shares
will be issued and no payment will be made in respect
thereof.  Any fractional shares which result shall be
rounded up to the nearest whole Auxer Share. If more than
one certificate representing Universal Filtration Shares
shall be surrendered for the account of the same
Shareholder, the number of full Auxer Shares for which certificates shall be delivered to a Shareholder shall be computed on the basis of the aggregate number of shares represented by the certificates surrendered by that Shareholder.
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                   III. COVENANTS
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3.01 Covenants of Auxer
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Auxer covenants, that:
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(a)     Certificate of Incorporation. No amendment, change
of state of incorporation or other change has been made in
the certificate of incorporation of Auxer as attached to the
Agreement.
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(b)     Securities. There are 7,192,929 Shares outstanding.
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(c)     Dividends and Purchases of Stock. No dividend,
distribution or stock split or recapitalization has been authorized, declared, paid or effected by Auxer in respect of the outstanding Auxer Shares.
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(d)     Borrowing Money. Auxer has not borrowed, guaranteed
the borrowing of money, engaged in any transaction or
entered into any material agreement, except in the ordinary
course of business.
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(e)     Access. Auxer has afforded the officers, directors,
employees, counsel, agents, investment bankers, accountants and other representatives of Universal Filtration free and full access to the properties, books and records of Auxer, has permitted them to make extracts from and copies of such books and records and has furnished Universal Filtration with such additional financial and operating data and other information as to the financial condition, results or operations, business, properties, assets, liabilities or future prospects of Auxer as Universal Filtration from time to time has requested.
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(f)     Confidentiality. Auxer insures that, for a period of
six months from the date of the Agreement, all confidential information which Auxer or any of its officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or create or obtain relating to the financial condition, results of operations, business properties, assets, liabilities, or future prospects of Universal Filtration, any affiliate or any customer or supplier of Universal Filtration shall not be published, disclosed, or made accessible to any other person or entity at any time or used in the business and for the benefit of Auxer in each case without the prior consent of Ronald
Michael Shaver, President, subject to paragraphs 3.01 (g)
and (h).
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(g)     Public Statements. Before Auxer releases any
information concerning the Agreement, or any of the other transactions contemplated by the Agreement which is intended for or may result in public dissemination thereof, Auxer, for a period of six months from the date of the Agreement, shall cooperate with Universal Filtration, shall furnish drafts of all documents or proposed oral statements to Universal Filtration for comments, and shall not release any such information without the written consent of Universal Filtration. Nothing contained herein shall prevent Auxer from releasing any information if required to do so by
federal or state securities law.
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(h)     Material for Registration Statement. Auxer
represents that the filings to be made by it with the Securities and Exchange Commission ("SEC") will be prepared in accordance with the then existing requirements of the Securities Act of 1933 (the "Securities Act"), and the rules and regulations thereunder. Auxer shall furnish or cause to be furnished, for inclusion in any registration statement required to be filed with the SEC covering the Acquisition, information about Auxer or Auxer's security holders as may be required and shall continue to famish or cause to be furnished such information for the purposes of supplementing any such proxy statement or amending any registration statement.
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(i)     Indemnification. Auxer agrees to indemnify and hold
harmless Universal Filtration and its present officers, directors, employees, agents and counsel, and each person who controls, controlled or will control Universal
Filtration within the meaning of Section 15 of the
Securities Act of Section 20(a) or the Securities Exchange
Act of 1934 (the "Exchange Act") and if the Acquisition is abandoned or terminated, except solely as a result of a breach of the Agreement by Universal Filtration, against any and all losses, liabilities, claims, damages and expenses whatsoever, including attorneys' fees and expenses, as and when incurred arising out of, based upon or in connection with any untrue statement or alleged untrue statement of a material fact relating to and supplied by Auxer contained in any post-effective registration statement, proxy statement or any amendment or supplement thereto or any application or other document or communication filed in any jurisdiction under the "blue-sky," securities, or takeover laws thereof or filed with the SEC. The foregoing agreement to indemnify shall be in addition to any liability Auxer may otherwise have, including liabilities arising under the Agreement.
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3.02 Covenants of Universal Filtration From the Date of the
Agreement
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(a)     Certificate of Incorporation and By-laws. No
amendment has been made in the certificate of incorporation
or by-laws of Universal Filtration other than as attached hereto as Attachment "B".
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(b)     Dividends and Purchases of Stock. No dividend,
distribution or stock split or recapitalization has been authorized, declared, paid or effected by Universal
Filtration in respect of the outstanding Universal
Filtration Shares.
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(c)     Borrowing Money. Universal Filtration has not
borrowed, guaranteed the borrowing of money, engaged in any transaction or entered into any material agreement, except in the ordinary course of business as disclosed in the financial statements delivered to Auxer.
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(d)     Access. Universal Filtration has afforded the
officers, directors, employees, counsel, agents, investment bankers, accountants and other representatives of Auxer and lenders, investors and prospective lenders and investors free and full access to the properties, books and records of Universal Filtration and has permitted them to make extracts from and copies of such books and records, and will from time to time furnish Auxer with such additional financial
and operating data and other information as to the financial condition, results or operations, business, properties, assets, liabilities or future prospects of Universal Filtration as Auxer from time to time has requested.
Universal Filtration will cause the independent certified public accountants of Universal Filtration to make available to Auxer and its independent certified public accountants all work papers relating to Universal Filtration referred to herein.
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(e)     Conduct of Business. Universal Filtration has used
reasonable efforts to preserve the business operations of Universal Filtration intact, to keep available the services of is present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements and understandings of Universal Filtration and to preserve the good will to others having business
relations with it.
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(f)     Advice of Changes. Universal Filtration has advised
Auxer of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and (i) which, would make the performance by any party of a covenant contained in the Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence or (ii) which would cause a condition to any party's obligation under the Agreement not
to be fully satisfied.
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(g)     Confidentiality. Universal Filtration shall insure
that all confidential information which Universal Filtration or any of its officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess
or may hereafter create or obtain relating to the financial condition, results of operations, business properties, assets, liabilities, or future prospects of Auxer, or any affiliate shall not be published, disclosed, or made accessible to any other person or entity at any time or used in the business and for the benefit of Universal Filtration in each case without the prior written consent of Auxer.
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(i)     Public Statements. Before the present officers or
directors of Universal Filtration release any information concerning the Agreement, or any of the other transactions contemplated by the Agreement which is intended for or may result in public dissemination thereof, they shall cooperate with Auxer, shall famish drafts of all documents or proposed oral statements to Auxer for comments, and shall not release any such information without the written consent of Auxer. Nothing contained herein shall prevent Universal Filtration from releasing any information if required to do so by law.
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(j)     Material for Registration Statement. Universal
Filtration shall furnish or cause to be furnished, for inclusion in any proxy statement or post effective registration statement required to be filed with the SEC covering the Acquisition such information about Universal Filtration or Universal Filtration's security holders as may be required or may be reasonably requested by Auxer and shall continue to famish or cause to be furnished such information for the purposes of supplementing any such proxy statement, or amending the post-effective registration statement. Universal Filtration represents and warrants that the information so supplied does not now, and will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not false or
misleading.
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(k)     Indemnification. Universal Filtration agrees to
indemnify and hold harmless Auxer and its officers,
directors, employees, agents and counsel, and each person
who controls, controlled or will control Universal
Filtration within the meaning of Section 15 of the
Securities Act of Section 20(a) of the Securities Exchange
Act and if the Acquisition is abandoned or terminated except solely as a result of a breach of the Agreement by Auxer against any and all losses, liabilities, claims, damages and expenses whatsoever, including counsel's fees and expenses as and when incurred arising out of, based upon or in connection with any untrue statement or alleged untrue statement of a material fact relating to and supplied by Universal Filtration contained in any post-effective registration statement, proxy statement or any amendment or supplement thereto or any application or other document or communication filed in any jurisdiction in order to qualify the Auxer Shares to be issued in the Acquisition under the "blue-sky," securities, or takeover laws thereof or filed with the SEC. The foregoing agreement to indemnify shall be
in addition to any liability Universal Filtration may otherwise have, including liabilities arising under the Agreement.
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(l)     Capitalization. Universal Filtration's capital
structure consists of 200 shares of common stock without par value of which 200 shares are issued and outstanding. Each outstanding share is validly authorized, validly issued, fully paid and, nonassessable, has not been issued and is
not owned or held in violation of any preemptive right of
shareholders.
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            V. REPRESENTATIONS AND WARRANTIES
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     4.01 CERTAIN REPRESENTATIONS AND WARRANTIES OF AUXER
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Auxer represents and warrants to Universal Filtration as
follows:
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(a)     Organization and Qualification. Auxer is validly
existing and in good standing and has authority to own,
lease, license and use its properties and assets and to
carry on the business in which it is now engaged and will continue to be duly qualified.
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(b)     Capitalization. Auxer's capital structure consists
of 50,000,000 shares of common stock $.001 par value per
share of which 7,192,929 shares are issued and outstanding. Each outstanding Auxer Share is validly authorized, validly issued, fully paid and, nonassessable, has not been issued and is not owned or held in violation of any preemptive
right of shareholders.
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(c)     Financial Condition. Auxer has delivered to
Universal Filtration true and correct copies of its
financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and are in accordance with the books and records of Auxer. Since the date of the financial statements:
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     i.     There has at no time been a material undisclosed
adverse change in the financial condition of Auxer.
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     ii.     Auxer has not declared, paid or effected any
dividend or liquidating or other distribution in respect of its shares of common stock or any direct or indirect redemption, purchase, or other acquisition of any Auxer Shares.
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     iii.     The operations and business of Auxer have been
conducted in all respects only in the ordinary course.
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     iv.     Auxer has not suffered an extraordinary loss
not disclosed in its financial statements (whether or not covered by insurance) or waived any right of substantial value.
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There is no fact known to Auxer which materially adversely
affects or in the future (as far as Auxer can foresee) may materially adversely affect the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Auxer.
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(d)     Tax and Other Liabilities. Auxer has no undisclosed
liability of any nature, accrued or contingent, including without limitation liabilities for federal, state or local taxes and liabilities.
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(e)     Litigation and Claims. There is no undisclosed
litigation, arbitration, claim, governmental or other proceeding (formal or informal) or investigation pending, threatened or in prospect (or any basis therefor known to Auxer) with respect to Auxer or its business or assets.
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(f)     Properties. Auxer has title to or has leased the
real and personal property as set forth in the financial
statements.
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(g)     Patents, Trademarks, Etc. Auxer's ownership or
patents, trademarks or any other intellectual property is as listed on its financial statements.
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(h)     Authority to Enter and Perform the Agreement. Auxer
has all requisite power and authority to execute, deliver
and perform the Agreement. All necessary corporate
proceedings of Auxer have been duly taken to authorize the execution, delivery and performance of the Agreement by
Auxer, other than approval of the holders of Auxer Shares.
The Agreement constitutes the legal, valid and binding obligation of Auxer and is enforceable as to it in accordance with its terms and no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with any federal, state, local or other government authority or any court or other tribunal is required by Auxer.
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4.02 Certain Representations and Warranties of Universal
Filtration
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Universal Filtration represents and warrants to Auxer as
follows:
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(a)     Organization and Qualification. Universal Filtration
has no subsidiaries. Universal Filtration is a corporation duly organized, validly existing and in good standing under the laws of The State of New York with all requisite power and authority and all necessary consents, authorization, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. Universal Filtration is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.
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(b)     Capitalization. Each of the outstanding Universal
Filtration Shares is validly authorized, validly issued,
fully paid and, nonassessable, has not been issued and is
not owned or held in violation of any preemptive right of shareholders. The names of stockholders and the number of shares held by each are listed on Attachment "C."
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(c)     Financial Condition. Universal Filtration has
delivered to Auxer true and correct copies of its financial statements for the years 1994 and 1995 and comparative financial statements for the six months ended June 30, 1996 and a list of all receivables and payables as of June 30, 1995, the dates on which they arose. Since the date- of the financial statements:
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     i.     -There has at no time been a material adverse
change in the financial condition of Universal Filtration.
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     ii.     Universal Filtration has not authorized,
declared, paid or effected any dividend or liquidating or other distribution in respect of its shares of common stock or any direct or indirect redemption, purchase, or other acquisition of any Universal Filtration shares of common stock. All accrued but unpaid dividends have been waived by the Universal Filtration shareholders entitled to receive such dividends in connection with the Agreement.
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     iii.     Universal Filtration has not suffered an
extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.
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There is no fact known to Universal Filtration which
materially adversely affects the financial condition,
results of operations, business, properties, assets, liabilities, or future prospects of Universal Filtration.
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(d)     Tax and Other Liabilities. Universal Filtration has
no undisclosed liability of any nature, accrued or
contingent, including without limitation liabilities for federal, state or local taxes and liabilities to customers or suppliers, other than the following:
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     i.     Liabilities for which full provision has been
made on the financial statements of Universal Filtration
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     ii.     Other liabilities arising since the last
Universal Filtration financial statement in the ordinary course of business. Without limiting the generality of the foregoing, the amounts set up as provision for taxes on the last Universal Filtration financial statement are sufficient for all accrued and unpaid taxes of Universal Filtration.
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(e)     Litigation and Claims. There is no litigation,
arbitration, claim, governmental or other proceeding (formal or informal) or investigation pending, threatened or in prospect which adversely impact Universal Filtration or its business or assets.
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(f)     Properties. Universal Filtration has good and
marketable title to all property and assets used in its business or owned by it, as listed on its financial statements. The real and other properties and assets (including intangibles) leased or licensed by Universal Filtration constitute all such properties and assets which are necessary to the business of Universal Filtration as
presently conducted.
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(g)     Contracts and Other Instruments. Universal
Filtration has made available to Auxer through the financial statements or otherwise in writing, all contracts, agreements, leases, instruments, licenses, arrangements or understandings with respect to Universal Filtration, listed on its financial statements and otherwise. Universal Filtration is not a party nor is it bound by any contract, agreement, instrument, lease, license, arrangement, or understanding which may, in the future, have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Universal Filtration.
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(h)     Patents, Trademarks, Etc. Universal Filtration's
ownership of patents, trademarks or any other intellectual property (if any) is listed on its financial statements.
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(i)     Authority to Enter into and Perform the Agreement.
Universal Filtration has all requisite power and authority
to execute, deliver and perform the Agreement. All necessary corporate proceedings of Universal Filtration have been duly taken to authorize the execution, delivery and performance of the Agreement by Universal Filtration, other than approval of the holders of Universal Filtration Common
Stock. The Agreement constitutes the legal, valid and
binding obligation of Universal Filtration and is
enforceable as to it in accordance with its terms and no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with any federal, state, local or other government authority or any court or other tribunal is required by Universal Filtration.
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              V. ABANDONMENT AND TERMINATION
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5.01 Right of Universal Filtration to Abandon.
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Universal Filtration's Board of Directors shall have the
right to abandon or terminate the Acquisition if any of the following shall not be true.
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(a)     Accuracy of Representations and Compliance with
Conditions. All representations and warranties of Auxer contained in the Agreement shall be accurate regardless of knowledge or lack thereof on the part of Auxer or changes beyond its control; Auxer shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it
by the Agreement; and Universal Filtration shall have
received a certificate executed by the chief executive
officer and the chief financial officer of Auxer dated this
date to that effect.
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(b)     Opinion of Auxer's Counsel. Universal Filtration
shall have received a letter of Auxer's Counsel, in form and substance satisfactory to Universal Filtration and its counsel, to the effect that:
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     i.       Auxer is an Idaho corporation validly existing
and in good standing with all requisite corporate power and authority to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged;
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     ii.     Auxer is and will be duly qualified to transact
the business in which it is engaged and is not required to register to do business in any other jurisdiction;
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     iii.     The authorized and outstanding capital stock
of Auxer is as set forth in the Agreement and all the outstanding shares of the capital stock of Auxer are validly authorized, validly issued, fully paid and nonassessable;
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     iv.     All necessary corporate proceedings of Auxer
have been duly taken to authorize the execution, delivery
and performance of the Agreement by Auxer;
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     v.     Auxer has all requisite corporate power and
authority to execute, deliver and perform the Agreement and the Agreement has been duly authorized, executed and delivered by Auxer, constitutes the legal, valid and binding obligation of Auxer, and (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally) is enforceable as to Auxer in accordance with its terms;
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     vi.     The execution, delivery and performance of the
Agreement by Auxer will not violate or result in a breach of any term of Auxer's certificate of incorporation or of its by-laws or violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights or privileges that did not exist immediately before the Agreement was executed
under, or create any obligation on the part of Auxer under
the terms of any agreement that did not exist immediately before the Agreement was executed;
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     vii.     After reasonable investigation, Counsel has no
actual knowledge of any consent, authorization, approval, order, license, certificate or permit of or from or declaration or filing with any federal, state, local or other governmental authority or any court or other tribunal which is required of Auxer for the execution, delivery or performance of the Agreement by Auxer.
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     viii.     After reasonable investigation, Counsel has
no actual knowledge of any litigation, arbitration,
government or other proceeding (formal or informal over and above the disclosure contained in the financial statements), or investigation pending or threatened with respect to Auxer or any of its businesses, properties or assets than can reasonably be expected to result in any materially adverse change in the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Auxer or seeks to prohibit or otherwise
challenge the Agreement or the consummation of the
Acquisition or any of the other transactions contemplated hereby or to obtain substantial damages with respect thereto, except as disclosed in the Agreement.
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     ix.     The persons named in such opinion as affiliates
are, to the best of Counsels knowledge, the only persons who may reasonably be deemed to be affiliates of Auxer within the meaning of Rule 145 under the Securities Act.
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5.02 Right of Auxer to Abandon.
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Auxer's Board of Directors shall have the right to abandon
or terminate the Acquisition if any of the following shall
not be true.
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(a)     Accuracy of Representations and Compliance with
Conditions. All representations and warranties of Universal Filtration contained in the Agreement shall be accurate when made and Universal Filtration shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it by the Agreement; and Auxer shall have received a
certificate executed by the chief executive officer and the chief financial officer of Universal Filtration dated the date of the Agreement to that effect.
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(b)     Certificate of the President of Universal
Filtration.
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Auxer shall receive a certificate of the President of
Universal Filtration in form and substance satisfactory to Auxer and its counsel, to the effect that:
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     i.     Universal Filtration is a corporation validly
existing and in good standing under the laws of the State of New York with all requisite corporate power and authority to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged.
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     ii.     Universal Filtration is qualified to transact
the business in which it is engaged and is registered as a foreign corporation in all jurisdictions in which it does business.
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     iii.     The authorized and outstanding capital stock
of Universal Filtration is as set forth in the Agreement and all the outstanding shares of the capital stock of Universal Filtration are validly authorized, validly issued, fully paid and nonassessable;
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     iv.     All necessary corporate proceedings of
Universal Filtration have been duly taken to authorize the execution, delivery and performance of the Agreement by Universal Filtration
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     v.     Universal Filtration has all requisite corporate
power and authority to execute, deliver and perform the Agreement and the Agreement has been duly authorized, executed and delivered by Universal Filtration, constitutes the legal, valid and binding obligation of Universal Filtration, and (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally) is enforceable as to Universal Filtration in accordance with its terms;
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     vi.     The execution, delivery and performance of the
Agreement by Universal Filtration will not violate or result in a breach of any term of Universal Filtration' certificate of incorporation or of its by-laws or violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights or privileges that did not exist immediately before
the Agreement was executed under, or create any obligation
on the part of Universal Filtration under the terms of any agreement that did not exist immediately before the
Agreement was executed;
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     vii.     He has no actual knowledge of any consent,
authorization, approval, order, license, certificate or
permit of or from or declaration or filing with any federal, state, local or other governmental authority or any court or other tribunal which is required of Universal Filtration for the execution, delivery or performance of the Agreement by Universal Filtration.
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     viii.     He has no actual knowledge of any litigation,
arbitration, government or other proceeding (formal or informal), or investigation pending or threatened with respect to Universal Filtration or any of its businesses, properties or assets than can reasonably be expected to result in any materially adverse change in the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Universal Filtration or seeks to prohibit or otherwise challenge the Agreement or the consummation of the Acquisition or any of the- other transactions contemplated hereby or to obtain substantial damages with respect thereto, except as disclosed in the Agreement.
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                 VI. MISCELLANEOUS.
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6.01 Further Actions
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At any time and from time to time, each Party agrees, at its expense, to take such actions and to execute and deliver
such documents as may be reasonably necessary to effectuate the purposes of the Agreement.
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6.02 Availability of Equitable Remedies
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Since a breach of the provisions of the Agreement could not adequately be compensated by money damages, either Party
shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or threatened breach and to specific performance of any such provision of the Agreement, and, in either case, no bond or other security shall be required in connection therewith, and the Parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.
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6.03 Modification
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The Agreement sets forth the entire understanding of the
Parties with respect to the subject matter hereof. The Agreement may be amended by a written instrument executed by Universal Filtration and Auxer with the approval of their respective Boards of Directors. A change in the number of shares issued or the number and exercise price of options due to a stock split or recapitalization of Auxer ratably affecting all its stockholders and option holders will not be construed as a modification of the Agreement.
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6.04 Notices
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Any notice or other communication required or permitted to
be given hereunder shall be in writing and shall be mailed
by certified mail, return receipt requested or overnight delivery or courier service or delivered in person or by facsimile against receipt to the Party to whom it is to be given at the address of such Party set forth in the preamble to the Agreement (or to such other address (or facsimile telephone number) as the party shall have furnished in writing to the other Party. Any notice shall be addressed to the attention of the Corporate Secretary. Any notice or other communication given pursuant to the paragraph shall be given at the time or certificate or comparable act thereof except for a notice changing a party's address which will be deemed given at the time or receipt thereof. Any notice given by other means than permitted by this paragraph shall
be deemed given at the time of receipt thereof.
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6.05 Waiver
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Any waiver by either Party of a breach of any provision of
the Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of the Agreement. The failure
of a Party to insist upon strict adherence to any term of
the Agreement on one or more occasions will not be
considered a waiver or deprive that Party of the right thereafter to insist upon strict adherence to that term or any other term of the Agreement. Any waiver must be in
writing and be authorized by a resolution of the Board of Directors of the waiving Party.
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6.06 Binding Effect
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The provisions of the Agreement shall be binding upon and
inure to the benefit of Universal Filtration and Auxer and their respective successors and assigns and shall inure to the benefit of either Universal Filtration or Auxer individually and his/her/its assigns, heirs and personal representatives, as the case may be.
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6.07 No Third Party Beneficiaries
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The Agreement does not create, and shall not be construed as creating, any rights enforceable
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6.08 Separability
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If any provision of the Agreement is invalid, illegal, or
unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.
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6.09 Headings
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The headings in the Agreement are solely for convenience of reference and shall be given no effect in the construction
or interpretation of the Agreement.
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6.10 Counterparts; Governing Law
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The Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to conflict of laws. Any action, suit or proceeding arising out of, based, on, or in connection with the Agreement, the Acquisition, or the other transactions contemplated hereby may be brought only in the United States District Court for New Jersey and each Party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that it is not subject personally to the jurisdiction
of such court, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that the
Agreement or the subject matter hereof may not be enforced
in or by such court.
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IN WITNESS WHEREOF, the Agreement has been approved by
resolution duly adopted by the Board of Directors of each of the Constituent Corporations and has been signed by duly authorized officers of each of the Constituent Corporations, all as of the date first above written.
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UNIVERSAL FILTRATION INDUSTRIES, INC.
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By:  (s) Ronald M. Shaver
     --------------------
         Ronald M. Shaver,
         President
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AUXER INDUSTRIES, INC.
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By: (s) Eugene Chiaramonte
    -----------------------
        Eugene J. Chiaramonte, Jr.